Exhibit 10.8

AMENDMENT AND JOINDER TO

SUBORDINATION AGREEMENT

THIS AMENDMENT AND JOINDER TO SUBORDINATION AGREEMENT (this “Amendment”) is made as of July [22], 2024, among Pineapple Energy Inc. (f/k/a Pineapple Holdings, Inc.), a Minnesota corporation (“Debtor”), Decathlon Growth Credit, LLC, a Delaware limited liability company (the “Senior Creditor”), Hercules Capital, Inc. (the “Subordinating Creditor”), and MBB Energy, LLC and Conduit Capital U.S. Holdings LLC(each, “Third Position Creditor” and a collectively, the “Third Position Creditors”).

BACKGROUND

Senior Creditor, Subordinating Creditor and Debtor are parties to that certain Subordination Agreement made as of June 1, 2023 among Senior Creditor, Subordinating Creditor and Debtor (as amended, the “Subordination Agreement”).

Third Position Creditor and Debtor propose entering into Secured Credit Agreements, Secured Notes and Security Agreements, pursuant to which the Third Position Creditor will make credit available to Debtor in an aggregate principal amount up to $2,000,000.00 (the “Third Position Creditor Loan Agreements”).

Senior Creditor and Subordinating Creditor will only consent to the Debtor’s entry into the Third Position Creditor Loan Agreements upon certain amendments being made to the Subordination Agreement and the Third Position Creditor’s joinder hereto. The purpose of Third Position Creditor’s joinder hereto is to subordinate (i) all of Debtor’s indebtedness and obligations to Third Position Creditor, whether presently existing or arising in the future (the “Third Position Debt”) to all of Debtor’s indebtedness to both Senior Creditor and Subordinating Creditor; and (ii) all of Third Position Creditor’s security interests, if any, in Debtor’s property to the security interests held by both Senior Creditor and Subordinating Creditor.

AGREEMENT

The parties agree as follows:

1.         Joinder. By signing this Amendment, Third Position Creditor shall be bound by the terms and conditions of the Subordination Agreement the same as if it were “Subordinating Creditor” thereunder, mutatis mutandis, provided however,

a.	Subordinating Creditor shall have the rights of “Senior Creditor” under the Subordination Agreement vis-à-vis Third Position Creditor, provided that Senior Creditor’s rights vis-à-vis the Third Position Creditor are senior to the rights of Subordinate Creditor in all respects, and in the event of any conflict the rights of Senior Creditor shall prevail.

b.	the following shall apply to Third Position Creditor in lieu of the fourth sentence of Section 2 (which for the sake of clarity begins with the word “Notwithstanding”):

provided, however, that (i) Third Position Creditor may receive a prepayment of the initial tranche of the Third Position Debt in the principal amount of up to $1,000,000 so long as Debtor has raised at least $3,150,000 of new equity financing, and (ii) Third Position Creditor may receive a prepayment of additional advances of the Third Position Debt so long as Debtor has raised at least $4,400,000 of new equity financing.

c.	The address for notices to Third Position Creditor shall be added to Section 18 as follows:

To Third Position Creditors:

MBB Energy, LLC

171 Remington Boulevard

Ronkonkoma, New York 11779

Attn: Scott Maskin

Email: smaskin@sunation.com

Conduit Capital U.S. Holdings LLC

1451 Fort Cassin Road

Ferrisburg, Vermont 05456

Attn: Robert Zulkoski

Email: bobz@conduitcapitalus.com

2.         Section 2 (No Actions). The “[         ]” occurring within the fourth sentence of Section 2 of the Subordination Agreement shall be amended to be “May 31, 2023.”

3.         Section 9 (Amendment of Subordinated Debt Documents). The following sentence shall be added to the end of Section 9: “No amendment of the documents evidencing the Subordinated Debt or the Third Position Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the obligations owing the Senior Debtor, the Subordinating Creditor or the Third Position Creditors without the prior written consent of the affected creditor party. By way of example, such documents shall not be amended to (i) increase the principal amount except as expressly permitted under this Amendment, (ii) increase the rate of interest, or (iii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt or the Third Position Debt.”

4.         Section 18 (Notices). The address for notices to Subordinating Creditor shall be amended and restated in its entirety in the Subordination Agreement as follows:

EXECUTION VERSION

Hercules Capital, Inc.
1 North B Street, Suite 2000
San Mateo, CA 94401

Attention: Credit Department, Legal Department

E-mail: credit@htgc.com, legal@htgc.com

5.         Section 21 (Bailee for Perfection). A new Section 21 shall be inserted immediately after Section 20 in the Subordination Agreement, as follows:

21.         Bailee for Perfection.

(a)          The Senior Creditor and the Subordinating Creditor each agree to hold or control that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a lien thereon under the UCC or other applicable law (such Collateral being referred to as the “Pledged Collateral”), as bailee and as a non-fiduciary representative for the Subordinating Creditor or the Senior Creditor, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106, 9-107 and 9-314 of the applicable Uniform Commercial Code), solely for the purpose of perfecting the security interest granted under the Subordinated Note or the Senior Credit Agreement, as applicable, subject to the terms and conditions of this Section 21.

(b)          The Senior Creditor shall have no obligation whatsoever to the Subordinating Creditor to ensure that the Pledged Collateral is genuine or to preserve rights or benefits of any person except as expressly set forth in this Section 21. The Subordinating Creditor shall have no obligation whatsoever to the Senior Creditor to ensure that the Pledged Collateral is genuine or to preserve rights or benefits of any person except as expressly set forth in this Section 21. The duties or responsibilities of the Senior Creditor under this Section 21 shall be limited solely to holding or controlling the Pledged Collateral as bailee and non-fiduciary representative in accordance with this Section 21 and delivering the Pledged Collateral upon a payment in full of Senior Debt. The duties or responsibilities of the Subordinating Creditor under this Section 21 shall be limited solely to holding or controlling the Pledged Collateral as bailee and non-fiduciary representative in accordance with this Section 21.

(c)          The Senior Creditor acting pursuant to this Section 21 shall not have by reason of the Senior Credit Agreement or this Agreement a fiduciary relationship in respect of the Subordinating Creditor. The Subordinating Creditor acting pursuant to this Section 21 shall not have by reason of the Subordinated Note, or this Agreement a fiduciary relationship in respect of the Senior Creditor.

EXECUTION VERSION

(d)          Upon the payment in full of Senior Debt, the Senior Creditor shall, to the extent permitted by applicable law, deliver the remaining tangible Pledged Collateral (if any) that is Collateral for the Senior Debt (if any) together with any necessary endorsements, first, to the Subordinating Creditor to the extent Subordinated Debt remains outstanding as confirmed in writing by the Subordinating Creditor, and second, to the Debtor to the extent no Senior Debt or Subordinated Debt remains outstanding (in each case, so as to allow such person to obtain possession or control of such Pledged Collateral). At such time, the Senior Creditor further agrees to take all other action reasonably requested by the Subordinating Creditor at the expense of the Debtor (including amending any outstanding control agreements) to enable the Subordinating Creditor to obtain a first priority security interest in the Collateral.

6.         No Other Amendments. Except as amended hereby, the Subordination Agreement shall remain in full force and effect as originally written.

7.         Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

8.         Binding Effect. This Amendment shall inure to the benefit of the and be binding on the parties and their permitted assigns (if any).

[Signature page follows]

EXECUTION VERSION

The parties hereto have executed this Amendment as of the day and year first above written.

THIRD POSITION CREDITORS:

MBB ENERGY, LLC

By:
Its:

CONDUIT CAPITAL U.S. HOLDINGS LLC

By:	Pangaea Investments, LLC

by:
Name: Robert Zulkoski
Title: Sole Member

SUBORDINATING CREDITOR:

HERCULES CAPITAL, INC.

By:
Its:

SENIOR CREDITOR:

DECATHLON GROWTH CREDIT, LLC

By:	Wayne Cantwell
Its:	Managing Director

Signature page to Subordination Agreement

The undersigned, being the Debtor referred to in the Subordination Agreement, hereby acknowledge receipt of a copy thereof and agrees to all of the terms and provisions thereof and agrees to and with Senior Creditor named therein that the undersigned will not consent to or participate in any act whatever which is in violation of any of the provisions of such Agreement. The undersigned hereby authorizes Senior Creditor, upon giving written notice to the undersigned, to declare all of the Senior Debt to be due and payable forthwith upon any violation of the undersigned of any of the provisions of such Agreement.

DEBTOR:

PINEAPPLE ENERGY INC.

By: James R. Brennan
Its: Chief Operating Officer

PINEAPPLE ENERGY LLC

By: James R. Brennan
Its: Chief Operating Officer